SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2008

WORLDWATER & SOLAR TECHNOLOGIES CORP.

(Exact Name of Registrant as specified in charter)

Delaware	0-16936	33-0123045
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Ludlow Drive, Ewing, New Jersey		08638
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   609/ 818-0700

not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

As described in Form 8-K of WorldWater & Solar Technologies Corp. (the “Company”) dated January 31, 2008, ENTECH, Inc, a Delaware corporation, was merged with and into WorldWater Merger Corp., a wholly-owned subsidiary of the Company as of January 28, 2008, with WorldWater Merger Corp. continuing as the surviving entity and as a wholly-owned subsidiary of the Company under the name ENTECH, Inc. This Form 8-K/A amends the Form 8-K by including the financial statements and   exhibits set forth under Item 9.01. The Company’s annual report on Form 10-K for the year ended December 31, 2007, and filed on March 28, 2008, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

	(1)	The following audited financial statements of ENTECH are included herein as Exhibit 99.1:

		•	Report of Independent Registered Public Accounting Firm — Amper, Politziner & Mattia, PC
		•	Balance Sheets as of September 30, 2007 and September 24, 2006
		•	Statements of Operations and Accumulated Deficit for the years ended September 30, 2007 and September 24, 2006
		•	Statements of Cash Flows for the years ended September 30, 2007 and September 24, 2006
		•	Notes to Financial Statements

	(2)	The following unaudited financial statements of ENTECH are included herein as Exhibit 99.2:

		•	Balance Sheets as of December 30, 2007 and September 30, 2007
		•	Statements of Operations and Accumulated Deficit for the thirteen week periods ended December 30, 2007 and December 31, 2006
		•	Statements of Cash Flows for the thirteen week periods ended December 30, 2007 and December 31, 2006
		•	Notes to Financial Statements

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information with respect to the Company’s acquisition of ENTECH is included herein as Exhibit 99.3.

(d)	Exhibits.

99.1	Audited financial statements of ENTECH as of September 30, 2007 and September 24, 2006 and for the years then ended.

99.2	Unaudited financial statements of ENTECH as of December 30, 2007 and September 30, 2007 and for the thirteen week periods ended December 30, 2007 and December 31, 2006.

99.3	Unaudited pro forma condensed combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WorldWater & Solar Technologies Corp.

	By:	/s/ LARRY CRAWFORD
	Name:	LARRY CRAWFORD
	Title:	CHIEF FINANCIAL OFFICER
Dated: April 11, 2008

EXHIBIT INDEX

99.1	Audited financial statements of ENTECH as of September 30, 2007 and September 24, 2006 and for the years then ended.

99.2	Unaudited financial statements of ENTECH as of December 30, 2007 and December 31, 2006, and for the thirteen week periods then ended.

99.3	Unaudited pro forma condensed combined financial information.